UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2005
KEYCORP

(Exact name of registrant as specified in charter)

Ohio	0-850	34-6542451

(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio	44114-1306

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 689-6300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition
On October 18, 2005, KeyCorp conducted a conference call/webcast to discuss its quarterly earnings and currently anticipated earnings trends. The slide presentation reviewed by KeyCorp in the conference call/webcast follows as Annex A to this Item 2.02.
On October 18, 2005, KeyCorp issued a press release announcing its earnings results for the three- and nine-month periods ended September 30, 2005. This press release, dated October 18, 2005, is attached as Exhibit 99.1 to this report.
Section 8 — Other Events
Item 8.01 Other Events
KeyBank National Association (“KeyBank”), a wholly-owned subsidiary of KeyCorp, announced today that it has consented to the issuance of a consent order (“Order”) from the Comptroller of the Currency (“OCC”) pursuant to which KeyBank is required to improve its compliance and operations infrastructure designed to detect and prevent money laundering under the Bank Secrecy Act (“BSA”). At the same time, KeyCorp entered into a Memorandum of Understanding (“MOU”) with the Federal Reserve Bank of Cleveland (“FRB”) covering compliance with the BSA and other related matters. Neither the OCC nor the FRB imposed a fine or civil money penalty in connection with these actions.
As part of the Order, KeyBank has agreed to strengthen its BSA internal controls, including the development and implementation of enhanced policies and procedures for BSA compliance; to enhance its programs and controls for Suspicious Activity Reporting; to enhance its BSA audit functions and its independent audit program; and to improve employee training relating to the detection and prevention of money laundering. KeyCorp and its KeyBank subsidiary have already taken significant steps to strengthen the organizations’ compliance policies and procedures, and operations infrastructure in areas related to those specified in the Order and the MOU, as well as in other respects. Management is committed to ensuring that all of the requirements of these regulatory actions are met.
Management does not expect the actions to have a material impact on KeyBank’s or KeyCorp’s financial condition or results of operations. However, KeyBank has incurred additional expenses related to making the improvements necessary to strengthen its BSA operations and compliance, and expects that some increased expenses in connection with these regulatory actions may be incurred in the future. The actions may also have some impact on KeyCorp’s ability to engage in certain acquisitions while the Order and MOU are outstanding.
A copy of the OCC Order may be obtained at the OCC website: www.occ.treas.gov/.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	KeyCorp’s October 18, 2005, press release announcing its earnings results for the three- and nine-month periods ended September 30, 2005.
Forward-Looking Statement. This filing contains forward-looking statements about financial condition, results of operations and certain other matters. Forward-looking statements by their nature are subject to assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: (1) changes in interest rates; (2) failure of the economy to continue to improve, which could materially impact credit quality trends and our ability to generate loans; (3) increased competitive pressure among financial services companies; (4) inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (5) consummation of significant business combinations or divestitures; (6) operational or risk management failures due to technological or other factors; (7) new legal obligations or restrictions or unfavorable resolution of litigation; (8) disruption in the economy and general business climate as a result of terrorist activities or military actions; and (9) changes in accounting, tax or regulatory practices or requirements.

ANNEX A

Third Quarter 2005 Review October 18, 2005 Speakers: Henry Meyer Jeff Weeden Rev: 10/14/2005 11:33 AM

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE This conference call and discussion, including related questions and answers, and presentation materials, contain forward-looking statements about issues such as anticipated fourth quarter and full-year 2005 earnings, anticipated levels of net loan charge-offs and nonperforming assets, and anticipated improvement in the profitability of KeyCorp. Forward-looking statements by their nature are subject to assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: (1) changes in interest rates; (2) failure of the economy to continue to improve, which could materially impact credit quality trends and our ability to generate loans; (3) increased competitive pressure among financial services companies; (4) inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (5) consummation of significant business combinations or divestitures; (6) operational or risk management failures due to technological or other factors; (7) new legal obligations or restrictions or unfavorable resolution of litigation; (8) disruption in the economy and general business climate as a result of terrorist activities or military actions; and (9) changes in accounting, tax or regulatory practices or requirements.

Strategic Overview Solid financial performance - Total Revenue (TE) - up 8.8% Progress on Community Bank Continue to strengthen compliance practices

Financial Summary - 3Q05 vs. 3Q04 Reported EPS: $0.67 - up 9.8% Total revenue (TE) - up 8.8% - NIM: 3.67% vs. 3.60% Average total loans - up 5.7% Average core deposits - up 8.6% Asset quality - NCOs: 30 bps vs. 49 bps - NPAs: 60 bps vs. 74 bps

Summary of Operations $ in millions, except per share amounts TE = Taxable Equivalent

Net Interest Margin (TE) 2000 2001 1Q02 2Q02 3Q02 2002 1Q03 2Q03 3Q03 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 KEY 0.0369 0.0381 0.0393 0.0398 0.0399 0.0394 0.0386 0.0385 0.0373 0.0378 0.0373 0.0356 0.036 0.0363 0.0366 0.0371 0.0367 Peer Median S&P Regional & Diversified Bank Indices 0.0415 0.042 0.0412 0.04 0.0388 0.0381 0.0362 0.0378 0.0368 0.0357 0.0361 0.0364 0.0366 0.036 TE = Taxable Equivalent

2002 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 Average Loan Growth from Prior Year -0.0406 -0.0107 -0.0094 -0.0104 0.0197 0.0613 0.065 0.077 0.0581 Consumer Loans 23.92 24.066 24.315 23.615 23.727 23.391 20.703 20.54 20.493 Commercial Loans 36.658 35.862 35.569 36.268 37.527 39.99 43.075 43.951 44.317 60.6 59.928 59.884 59.883 61.254 63.381 63.778 64.491 64.81 $ in billions Commercial Consumer Average Loans $36.6 24.0 $36.3 23.6 $35.6 24.3 $35.8 24.1 $37.6 23.7 $40.0 23.4 $43.1 20.7 $44.0 20.5 $44.3 20.5

$ in billions 2002 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 CD's 12.8 11.3 11 10.6 10.3 10.4 10.6 10.8 10.8 Average Core Deposit Growth from Prior Year 0.008 0.1005 0.0545 0.0483 0.0475 0.0678 0.0728 0.0783 0.08 Savings 2 2.1 2 2 2 1.9 2 2 2 Now & Mmda 13.8 17.9 18.9 19.8 20.5 21.5 21.6 22.3 22.886 dda 9.1 10.4 10.7 11 11.3 11.8 11.5 11.7 12.2 Total 37.7 41.7 42.6 43.4 44.1 45.7 45.7 46.8 47.9 DDA NOW/MMDA Savings CD's $9.1 13.8 2.0 12.8 Average Core Deposits $10.4 17.9 2.1 11.3 $10.7 18.9 2.0 11.0 $11.0 19.8 2.0 10.6 $11.3 20.5 2.0 10.3 $11.8 21.6 1.9 10.4 $11.5 21.6 2.0 10.6 $11.7 22.3 2.0 10.8 $12.2 22.9 2.0 10.8

Net Charge-Offs to Average Loans (1) Continuing Portfolio 2002 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 KEY 0.0129 0.0091 0.0074 0.007 0.0049 0.0088 0.0034 0.003 0.003 0.0035 Peer Median S&P Regional & Diversified Bank Indices 0.0071 0.0055 0.0036 0.0032 0.0032 0.0034 0.0027 0.0025 (1)

NPAs to Loans and OREO 2002 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 KEY 0.016 0.0121 0.0112 0.0089 0.0074 0.006 0.0058 0.0052 0.006 Peer Median S&P Regional & Diversified Bank Indices 0.0086 0.0069 0.0065 0.0057 0.0053 0.005 0.0048 0.0044

Allowance to Total Loans 2002 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 KEY 0.0243 0.0235 0.022 0.021 0.0202 0.018 0.0176 0.017 0.0167 Peer Median S&P Regional & Diversified Bank Indices 0.015 0.0141 0.014 0.0137 0.0133 0.0121 0.0119 0.0118

Allowance to NPLs 2002 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 KEY 1.54 2.03 2.2287 2.9813 3.2159 3.6948 3.7726 3.7671 3.04 Peer Median S&P Regional & Diversified Bank Indices 2.07 2.38 2.58 2.85 3.16 3.11 3.2 3.32

Tangible Equity to Tangible Assets 2002 1Q03 2Q03 3Q03 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 KEY 0.0673 0.0671 0.069 0.0694 0.0694 0.0698 0.0664 0.0657 0.0635 0.0643 0.066 0.0668 Peer Median S&P Regional & Diversified Bank Indices 0.065 0.0673 0.0655 0.0678 0.0679 0.0678 0.0649 0.0656 0.0635 0.0632 0.0625

EPS Range 4Q05: $0.65 to $0.69 Financial Outlook and Long-Term Goals Long-Term Goals EPS: 8% to 10% Growth ROE: 16% to 18%

Appendix

Corporate and Investment Banking Financial Summary $ in millions TE = Taxable Equivalent

Corporate and Investment Banking Line of Business Summary $ in millions TE = Taxable Equivalent

Consumer Banking Financial Summary $ in millions TE = Taxable Equivalent

Consumer Banking Line of Business Summary $ in millions TE = Taxable Equivalent

Net Charge-Offs to Average Loans 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 Consumer Commercial by Loan Type (1) Continuing Portfolio 3Q03 4Q03 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 3Q03 4Q03 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 0.0073 0.0074 0.0056 0.0038 0.0032 0.0027 0.0023 0.0022 0.0084 0.0083 0.009 0.0067 0.0044 0.0049 0.0045 0.0048 0.0138 (1) 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05

4Q01 1Q02 2Q02 3Q02 2002 1Q03 2Q03 3Q03 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 KEY 0.44 0.451 0.461 0.444 0.447 0.424 0.415 0.396 0.405 0.39 0.375 0.367 0.376 0.384 0.381 0.371 Commercial Loans - Utilization

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP

(Registrant)

Date: October 18, 2005	/s/ Lee Irving

	By:	Lee Irving

	Title:	Executive Vice President and Chief Accounting Officer